UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	000-26749	11-2581812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code
(516) 626-0007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 15, 2006, National Medical Health Card Systems, Inc. (the “Company”), issued a press release announcing that based on current information relating to the Company’s preliminary analysis of certain rebate transactions, the fiscal 2007 earnings guidance issued on September 11, 2006 should not continue to be relied upon.  The Company is working expeditiously to complete its review and analysis of certain rebate transactions and finalize its financial statements for the first fiscal 2007 quarter.  A copy of the Company’s press release is furnished as Exhibit 99.1 on this Form 8-K.

The information contained in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 2.04.                                          Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

(a)           The Company has notified JP Morgan Chase Bank, the administrative agent under the Company’s credit agreement, dated as of January 28, 2005, that it has not timely filed the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 (“First Quarter 10-Q”), and has requested temporary waivers of the relevant provisions of the credit agreement arising from the failure to timely file the First Quarter 10-Q.  The Company is not entitled to borrow pursuant to the credit agreement unless the waivers are granted. At November 14, 2006, the Company did not have any borrowings outstanding against the credit agreement.

A copy of the Press Release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.04 by reference.

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           On November 15, 2006, the Company issued a press release announcing that it received a Nasdaq Staff Determination from The Nasdaq Stock Market on November 14, 2006 stating that Nasdaq had not received the First Quarter 10-Q, as required by Nasdaq Marketplace Rule 4310(c)(14), which could serve as a basis for the delisting of the Company’s securities from The Nasdaq Global Market.  This Rule requires the Company to make timely filings with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934, as amended.  The Company has requested and been granted a hearing before the Nasdaq Listing Qualification Panel to review the Staff Determination in accordance with Nasdaq’s Marketplace Rule 4800 Series and address the filing delay, which stays the action and allows for the continued listing of the Company’s common stock on Nasdaq pending the review and determination of the Nasdaq Panel. There can be no assurance the Nasdaq Panel will grant the Company’s request for continued listing.

A copy of the Press Release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 3.01 by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description
99.1	Press Release of National Medical Health Card Systems, Inc. dated November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Medical Health Card Systems, Inc.

By:	/s/ James F. Smith
Name:	James F. Smith
Title:	Chief Executive Officer and President

Dated: November 17, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of National Medical Health Card Systems, Inc. dated November 15, 2006.